Vista Capital Appreciation Fund

a series of Mutual Fund Series Trust

(the “Fund”)

Class A: VRMAX Class C: VRMCX

Supplement Dated July 26, 2012

to the Prospectus Dated December 31, 2011

The information in this Supplement amends certain information contained in the currently effective Prospectus for the Fund dated December 31, 2011and should be read in conjunction with such Prospectus and the Supplement to the Prospectus dated April 30, 2012.

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The table contained under “Fund Summary – Vista Capital Appreciation Fund - Fees and Expenses of the Fund” is replaced in its entirety with the following table:

Shareholder Fees

Vista Capital Appreciation Fund

(fees paid directly from your investment)

Class A

Class C

Maximum Sales Charge (Load) Imposed on Purchases

(as a percentage of offering price)

5.75%

NONE

Maximum Deferred Sales Charge (Load) (as a percentage of net assets)

1.00%

0.00%

Redemption Fee (as a percentage of amounts redeemed within 30 days of purchase)

2.00%

2.00%

Wire Transfer Fee

$15

$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees

1.25%

1.25%

Distribution and/or Service (12b-1) Fees

0.25%

1.00%

Other Expenses1

1.49%

1.49%

Total Annual Fund Operating Expenses

2.99%

3.74%

Fee Waivers and Expense Reimbursement2

(0.74)%

(0.74)%

Total Annual Fund Operating Expenses after Fee Waivers and

2.25%

3.00%

Expense Reimbursement

1  The expense information in the table has been restated to reflect current fees.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses through December 31, 2012. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor.

The table contained under “Fund Summary – Vista Capital Appreciation Fund - Fees and Expenses of the Fund - Example of Hypothetical Fund Costs” is replaced in its entirety with the following table:

YEAR	VISTA CAPITAL APPRECIATION FUND
	Class A	Class C
1	$790	$303
3	$1,381	$1,076
5	$1,996	$1,868
10	$3,644	$3,937

The following sentence is deleted from the second paragraph under the heading “Fund Summary – Vista Capital Appreciation Fund – Principal Investment Strategies”:

“The Fund also invests in securities of other investment companies that invest primarily in equity securities, including other mutual funds, exchange-traded funds (“ETFs”) and closed-end funds.”

The following two sentences are deleted from the sixth paragraph under the heading “Additional Information about the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies of the Fund”:

“The Fund also invests in securities of other investment companies that invest primarily in equity securities, including other mutual funds, exchange-traded funds (“ETFs”) and closed-end funds. In selecting other investment companies in which to invest, including other mutual funds, ETFs and closed-end funds, the Fund’s Sub-Advisor uses a process similar to that used for selecting common stocks, including by analyzing each investment company’s portfolio companies as disclosed in its periodic reports to shareholders.”

The paragraphs titled “Investment Company Securities Risk” contained under the headings “Fund Summary – Vista Capital Appreciation Fund – Principal Risks of Investing in the Fund” and “Additional Information about the Fund’s Principal Investment Strategies and Related Risks – Principal Risks of investing in the Fund” are deleted in their entirety.

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You should read this Supplement in conjunction with the Prospectus, dated December 31, 2011, as supplemented April 30, 2012, and the Statement of Additional Information, dated December 31, 2011, as supplemented April 2, 2012 and April 30, 2012, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 877-477-7373 or by writing to 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Please retain this Supplement for future reference.

Vista Capital Appreciation Fund

a series of Mutual Fund Series Trust

(the “Fund”)

Class A: VRMAX Class C: VRMCX

Supplement dated July 26, 2012, to the Statement of Additional Information dated December 31, 2011, as supplemented April 2, 2012 and April 30, 2012.

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The paragraphs under the title “Securities of Other Investment Companies”, “Exchange Traded Funds” and “Closed-End Investment Companies” contained under the heading “Additional Information about Investments and Risks” are deleted in their entirety.

The following paragraph is added under the heading “Additional Information about Investments and Risks”:

“Investing In Securities of Other Investment Companies

The Fund may invest its assets in shares of money market mutual funds as an efficient means of managing its uninvested cash. These money market mutual funds are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.”

* * * * * *

You should read this Supplement in conjunction with the Prospectus, dated December 31, 2011, as supplemented April 30, 2012, and the Statement of Additional Information, dated December 31, 2011, as supplemented April 2, 2012 and April 30, 2012, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 877-477-7373 or by writing to 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

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Please retain this Supplement for future reference.